                                                                    EXHIBIT 99.2



STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES
RELATING TO EXCHANGE ACT FILINGS


I, Karla McDowell, state and attest that:


(1) To the best of my knowledge, based upon a review of the covered reports of Reliance Steel & Aluminum Co., and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee and the independent members of the Company's board of directors.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - Annual Report on Form 10-K filed by Reliance Steel & Aluminum Co. for the year ended December 31, 2001;

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Reliance Steel & Aluminum Co. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -        any amendments to any of the forgoing.



/s/ Karla McDowell                            Subscribed and sworn to before me
-----------------------------------
Karla McDowell,
Principal Financial Officer                   this 9th day of August, 2002.
                                                  -----      -------------
Date: August 9, 2002
      -----------------------------


                                              /s/ Terry A. Deichman
                                              ----------------------------------
                                              Notary Public


                                              My Commission Expires:


                                              April 14, 2004
                                              ----------------------------------